                                  SCHEDULE 14C

                                 (RULE 14C-101)

                  INFORMATION REQUIRED IN INFORMATION STATEMENT

                            SCHEDULE 14C INFORMATION

                 INFORMATION STATEMENT PURSUANT TO SECTION 14(c)
                     OF THE SECURITIES EXCHANGE ACT OF 1934
                             (AMENDMENT NO.______ )

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                            The Vantagepoint Funds
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                (Name of Registrant as Specified in Its Charter)

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

                             THE VANTAGEPOINT FUNDS

                        VANTAGEPOINT INTERNATIONAL FUND

                          777 NORTH CAPITOL STREET, NE
                                   SUITE 600
                             WASHINGTON, D.C. 20002

                             ---------------------

                             INFORMATION STATEMENT

                             ---------------------

     This Information Statement is being furnished on behalf of the Board of Directors ("Directors" or "Board") of The Vantagepoint Funds (the "VP Funds") to inform shareholders of the Vantagepoint International Fund (the "Fund") about recent changes related to the Fund's subadvisory arrangements. These changes were approved by the Board of the VP Funds on the recommendation of the Fund's investment adviser, Vantagepoint Investment Advisers, LLC ("VIA"), without shareholder approval as is permitted by an order of the U.S. Securities and Exchange Commission ("SEC") dated May 8, 2000. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

     This Information Statement is being mailed on or about March 31, 2006 to shareholders of record of the Fund as of March 3, 2006.

                                  INTRODUCTION

     VIA is the investment adviser for each of the VP Funds. VIA employs a "manager of managers" arrangement in managing the assets of the VP Funds. This permits VIA, subject to approval by the Board, to hire, terminate or replace subadvisers unaffiliated with the VP Fund or VIA ("unaffiliated subadvisers"), and to modify material terms and conditions of a subadvisory agreement, without shareholder approval. VIA recommended and the Board has approved the appointment of GlobeFlex Capital, LP ("GlobeFlex") and Walter Scott & Partners Limited ("Walter Scott") as additional subadvisers of the Fund.

     Section 15(a) of the Investment Company Act of 1940 (the "1940 Act") generally requires that the shareholders of a mutual fund approve an agreement pursuant to which a person serves as investment adviser or subadviser of the fund. In order to use the "manager or managers" authority discussed above, the VP Funds and VIA requested and received an exemptive order from the SEC on May 8, 2000 (the "SEC Order"). The SEC Order exempts VIA and the VP Funds from certain of the shareholder approval requirements of Section 15(a) of the 1940 Act and allows the VP Funds' Board, subject to certain conditions, to appoint new, unaffiliated subadvisers and approve new subadvisory agreements on behalf of the VP Funds without shareholder approval.

     Consistent with the SEC Order, the Board, including a majority of the Directors who are not "interested persons" of the VP Funds or of VIA under the 1940 Act ("Independent Directors"), appointed GlobeFlex and Walter Scott as subadvisers of the Fund and approved investment subadvisory agreements among the VP Funds, VIA and each of GlobeFlex and Walter Scott relating to the Fund (each a "Subadvisory Agreement"). As discussed later in this Information Statement, the Board carefully considered the matter and concluded that the appointment of GlobeFlex and Walter Scott under the terms of the Subadvisory Agreements was in the best interests of the Fund and its shareholders. GlobeFlex and Walter Scott began to serve as subadvisers to the Fund on January 3, 2006, the date upon which the Subadvisory Agreements took effect.

     As a condition to relying on the SEC Order, VIA and the VP Funds are required to furnish Fund shareholders with notification of the appointment of a new unaffiliated subadviser within ninety days from the date that the subadviser is hired. This Information Statement provides that notice and gives details of the new arrangements.

                   APPOINTMENT OF NEW SUBADVISERS OF THE FUND

     Effective January 3, 2006, GlobeFlex and Walter Scott were appointed as new subadvisers of the Fund. Artisan Partners Limited Partnership and Capital Guardian Trust Company continue to serve as subadvisers to the Fund. In a transition phase which began on January 4, 2006, the Fund's assets were transitioned and reallocated to and among the Fund's four subadvisers.

           VIA'S RECOMMENDATION AND THE BOARD OF DIRECTORS' DECISION

     VIA recommended the appointment of GlobeFlex and Walter Scott each as a subadviser of the Fund after a search for international equity managers. Each of GlobeFlex and Walter Scott was recommended because, among other things, each (i) demonstrated consistent historical performance; (ii) takes an opportunistic and disciplined approach in managing international assets; (iii) has an investment staff experienced in managing international equity portfolios; (iv) is led by a stable management team; (v) possesses a workable organizational structure; (vi) has adequate infrastructure and support staff; and (vii) is expected to use an investment approach complementary to that employed by Artisan Limited Partnership and Capital Guardian Trust Company in managing the Fund's assets. Before approving VIA's recommendations, the Board of the VP Funds, at a meeting held on December 16, 2005, (the "December Meeting") considered the recommendations of, and supporting analyses and data presented by, VIA.

     At the December Meeting, the Board, including a majority of the Independent Directors, approved initial Subadvisory Agreements among the VP Funds, VIA and each of GlobeFlex and Walter Scott, relating to the Fund.

     With respect to the Board's consideration of the respective Subadvisory Agreements with GlobeFlex and Walter Scott, the Directors received written information in advance of the December Meeting from VIA, which included: (1) the process by which VIA selected and recommended for Board approval GlobeFlex and Walter Scott as subadvisers of the Fund; (2) the nature and quality of the services that GlobeFlex and Walter Scott would provide to the Fund; (3) each proposed subadviser's experience, reputation, investment management business, personnel and operations; (4) each proposed subadviser's brokerage and trading policies and practices; (5) the level of subadvisory fees to be charged to the Fund by GlobeFlex and Walter Scott and a comparison of those fees to the: (a) standard separate account fee schedule charged by each of GlobeFlex and Walter Scott for managing international equity accounts; and (b) fees charged by a group of active separate account investment managers utilizing an international equity mandate; (6) GlobeFlex's and Walter Scott's compliance programs; (7) GlobeFlex's and Walter Scott's historical performance returns utilizing an all-cap, international equity mandate and a concentrated growth, international equity mandate, respectively, and such performance compared to a relevant benchmark; (8) the Fund's projected total expense ratio compared to a group of foreign large blend mutual funds similar in investment objective to the Fund and with a minimum of $100 million in assets; and (9) each proposed subadviser's financial condition.

     In considering the information and materials described above, the Independent Directors received assistance from and met separately with their independent legal counsel and were provided with a written description of their statutory responsibilities and the legal standards that are applicable to approvals of advisory agreements.

     In determining whether to approve each Subadvisory Agreement, the Directors considered the information received in advance of the December Meeting, the presentations made by, and discussions held with, VIA's personnel and the VP Funds' Chief Compliance Officer at the December Meeting, as well as a variety of factors, and reached the following conclusions:

     Nature, Extent and Quality of Services. With respect to the nature, extent and quality of the services expected to be provided by GlobeFlex and Walter Scott under their respective Subadvisory Agreements, the Directors considered the specific investment process to be employed by each of GlobeFlex and Walter Scott in managing the assets of the Fund to be allocated to them; the qualifications of GlobeFlex's and Walter Scott's respective investment management teams with regard to implementing an all-cap, international equity mandate and a concentrated growth, international equity mandate, respectively; each proposed subadviser's overall favorable performance record as compared to a relevant benchmark; each proposed subadviser's infrastructure and whether it appears to adequately support an international equity strategy; and VIA's review process and favorable assessment as to the nature, quality and extent of the subadvisory services expected to be provided by each of GlobeFlex and Walter Scott to the Fund. The Directors acknowledged that GlobeFlex and Walter Scott each has a successful performance record as an international equity manager and each has an experienced portfolio management team, and appears to have adequate infrastructure and support staff to seek to achieve favorable results implementing an all-cap, international equity mandate, with respect to GlobeFlex, and a concentrated growth, international equity mandate, with respect to Walter Scott, for the Fund. The Directors concluded that the nature, extent and quality of the subadvisory services expected to be provided by each of GlobeFlex and Walter Scott were appropriate for the Fund in light of its investment objective and, thus, supported a decision to approve each Subadvisory Agreement.

     Investment Performance. The Directors evaluated GlobeFlex's and Walter Scott's historical investment performance record in managing their clients' assets utilizing an all-cap, international equity mandate, with respect to GlobeFlex, and a concentrated growth, international equity mandate, with respect to Walter Scott, and considered each performance record versus a relevant benchmark. The Directors concluded that the historical investment performance record of each of GlobeFlex and Walter Scott supported approval of each Subadvisory Agreement with GlobeFlex and Walter Scott, respectively.

     Subadvisory Fees, Expense Ratio Impact and Economies of Scale. In evaluating each proposed subadvisory fee, the Directors reviewed GlobeFlex's and Walter Scott's subadvisory fee schedules. They considered that, based on the amount of assets proposed to be allocated to the existing and proposed subadvisers at current asset levels, it was projected there would be no increase in overall subadvisory fees associated with the appointment of GlobeFlex and Walter Scott as subadvisers to the Fund, and there would, in fact, be a decrease in overall subadvisory fees and the Fund's total expense ratio.

     The Directors considered comparisons of the subadvisory fees to be charged by GlobeFlex and Walter Scott to the Fund with each subadviser's standard fee schedule for managing an investment mandate similar to the mandate the subadviser is to employ on behalf of the Fund. The Directors also considered that, according to the information provided, the proposed fee schedule for GlobeFlex reflected the lowest fee rate currently charged by the subadviser to other accounts for which the subadviser provides advisory services utilizing a similar mandate, and the proposed fee schedule for Walter Scott is the same as for two other comparably-sized U.S. mutual funds advised by Walter Scott that have a similar investment mandate. Additionally, the services each subadviser is to provide to the Fund appeared to be comparable to those each subadviser provides to such other advisory clients. The Directors reviewed information provided by VIA (which was based on an independent third-party source) on the fees charged to accounts with assets comparable to the amount of assets to be allocated initially to GlobeFlex and Walter Scott by a group of separate account investment managers that employ an active international equity mandate. According to the information provided, the effective fee rate to be paid by the Fund to Walter Scott would be below the median fee charged by such managers; and the effective fee rate to be paid by the Fund to GlobeFlex would be below the median fee charged by such managers and in the first quartile (lowest fee quartile) of all active international managers. Referring to data compiled by Lipper Inc., an independent provider of investment company data, the Directors also noted that the projected investment advisory fee for the Fund, taking into account all of the proposed subadviser changes, was lower than the median investment advisory fee of a selected group of investment companies with a similar investment objective classification. The Directors also considered information provided by VIA on the total expense ratios of a group of foreign large blend mutual funds with investment objectives similar to the Fund and with minimum assets of $100 million, which showed that, if GlobeFlex and Walter Scott each served as a subadviser to the Fund at the proposed fee rates and asset allocation levels, and taking into account the proposed allocation changes for the existing subadvisers, the Fund's projected total expense ratio would be below the average and median expense ratios of such funds.

     The foregoing comparisons assisted the Directors in considering each Subadvisory Agreement by providing them with a basis for evaluating GlobeFlex's and Walter Scott's fees, including in light of the Fund's projected overall investment advisory fee and total expense ratio, on a relative basis. Based on this information, the Directors concluded that GlobeFlex's and Walter Scott's subadvisory fees each appeared to be within a reasonable range for the services to be provided.

     The Directors also reviewed the information provided by Walter Scott regarding the estimated profits to be realized from the subadviser's relationship with the Fund; the Directors were informed that such information was not available with respect to GlobeFlex. In reviewing the extent to which economies of scale may be realized by GlobeFlex and Walter Scott as the assets of the Fund to be managed by each subadviser grow, and whether the proposed fee levels reflect these economies, the Directors considered that Walter Scott's proposed fee schedule includes breakpoints, which indicated that the proposed subadvisory fee rate is intended to capture certain anticipated economies of scale for the benefit of the Fund's shareholders in connection with the services to be provided, and concluded that the proposed fee schedule for Walter Scott was appropriate at this time. With respect to GlobeFlex, the Directors considered that, although the proposed subadvisory fee schedule does not include breakpoints, the fee schedule is lower than GlobeFlex's standard fee schedule for an international all-cap equity mandate, which suggested that such fee schedule subsumes certain anticipated economies of scale for the benefit of the Fund's shareholders in connection with the services to be provided. The Directors concluded that the proposed schedule for GlobeFlex was appropriate at this time.

     Other Considerations. The Directors considered VIA's judgment that the addition of GlobeFlex and Walter Scott as subadvisers to the Fund would add value by complementing the investment approach of the Fund's current investment subadvisers, Artisan Partners Limited Partnership and Capital Guardian Trust Company. In this regard, the Directors considered that the addition of GlobeFlex and Walter Scott as subadvisers should serve to increase portfolio diversification and help to reduce the volatility and overall investment risks of the Fund's portfolio while increasing its potential for positive returns. The Directors also considered information from VIA concerning its strategy to efficiently and economically effect the subadviser transitions. The Directors concluded that these considerations supported approval of each Subadvisory Agreement.

     The Directors considered the selection and due diligence process employed by VIA in deciding to recommend GlobeFlex and Walter Scott as subadvisers to the Fund and also considered VIA's conclusion that the fees to be paid to each of GlobeFlex and Walter Scott for their respective services to the Fund are reasonable and appropriate in light of the nature and quality of services to be provided by each subadviser and the reasons supporting that conclusion. The Directors concluded that VIA's recommendations and conclusions supported approval of each Subadvisory Agreement.

     The Directors also considered the potential "fall-out" or ancillary benefits that may accrue to GlobeFlex and Walter Scott due to each subadviser's relationship with the Fund. The Directors considered that GlobeFlex may direct the Fund's brokerage transactions to certain brokers to obtain research and other services. However, the Directors noted that all subadvisers are required to select brokers who meet the Fund's requirements for seeking best execution, and that VIA monitors and evaluates the subadvisers' trade execution with respect to Fund brokerage transactions on a regular basis and provides reports to the Board in this regard. The Directors concluded that the potential benefits accruing to each subadviser by virtue of its relationship to the Fund are reasonable.

     Conclusion. After full consideration of the foregoing factors, with no single factor identified as being of paramount importance, the Directors, including a majority of the Independent Directors, concluded that the initial approval of each Subadvisory Agreement is in the best interests of the Fund and its shareholders, and approved the Subadvisory Agreement with, and the fee to be paid to, each of GlobeFlex and Walter Scott.

                           THE SUBADVISORY AGREEMENTS

     The Subadvisory Agreements have terms substantially similar to the agreements with other subadvisers to the VP Funds, except for the rates of the fees payable by the Fund to each of GlobeFlex and Walter Scott. Each subadviser will make all investment decisions for the portion of the Fund's assets allocated to it, and will continuously review, supervise and administer the Fund's investment program with respect to those assets. GlobeFlex and Walter Scott are not affiliated with VIA. Each of GlobeFlex and Walter Scott discharges its responsibilities subject to the supervision of VIA and the Board, and has agreed to do so in a manner consistent with the Fund's investment objective, policies and limitations. Each Subadvisory Agreement, dated January 3, 2006, has an initial term ending February 28, 2007. Thereafter, continuance of the Subadvisory Agreement requires the annual approval of the VP Funds' Board of Directors, including a majority of the Independent Directors.

     GlobeFlex's subadvisory fee, based on the value of the Fund's assets under its management, is an annual rate of 0.40%.

     Walter Scott's subadvisory fee, based on the value of the Fund's assets under its management is an annual rate of 0.60% for the first $100 million and 0.50% over $100 million.

                              THE NEW SUBADVISERS

     GlobeFlex was founded as an investment adviser in 1994 and is registered with the SEC as an investment adviser. Its principal place of business is at 4365 Executive Drive, Suite 720, San Diego, CA 92121. GlobeFlex is organized as a California partnership with its general partner being Ansmar Capital, Inc., 4365 Executive Drive, Suite 720, San Diego, CA 92121, a Delaware corporation controlled by Marina Marelli and Robert Anslow. As of December 31, 2005, assets under management were approximately $3 billion. GlobeFlex's principal executive officers are listed on Exhibit A.

     GlobeFlex does not currently serve as investment subadviser for any other series of the VP Funds. GlobeFlex does not currently serve as an adviser or subadviser to any other registered investment company with investment objectives similar to those of the Fund.

     Walter Scott was founded as an investment adviser in 1983 and is registered with the SEC as an investment adviser. Its principal place of business is at One Charlotte Square, Edinburgh, Scotland EH2 4DZ. Walter Scott is organized as a corporation in Scotland, United Kingdom. The corporation is privately held and is controlled by Dr. Walter Scott. As of December 31, 2005, assets under management were approximately $24 billion. Walter Scott's principal executive officers and directors are listed on Exhibit A.

     Walter Scott does not currently serve as investment subadviser for any other series of the VP Funds. Other registered investment companies with investment objectives similar to those of the Fund for which Walter Scott serves as investment adviser or subadviser are listed on Exhibit B.

      THE INVESTMENT ADVISER AND THE MASTER INVESTMENT ADVISORY AGREEMENTS

     VIA, 777 North Capitol Street, NE, Washington, D.C. 20002, is a wholly owned subsidiary of, and controlled by the ICMA Retirement Corporation ("ICMA-RC"), a retirement plan administrator and investment adviser whose principal investment advisory client is The VantageTrust Company. ICMA-RC was established in 1972 as a not-for-profit organization to assist state and local governments and their agencies and instrumentalities in the establishment and maintenance of deferred compensation and qualified retirement plans for the employees of such public sector entities. These plans are established and maintained in accordance with Sections 457 and 401, respectively, of the Internal Revenue Code of 1986, as amended. ICMA-RC has been registered as an investment adviser with the SEC since 1983. VIA is a Delaware limited liability company and has been registered as an investment adviser with the SEC since 1999.

     Joan McCallen serves as President and Chief Executive Officer of ICMA-RC, Manager and President of VIA and President and Principal Executive Officer of the VP Funds. Paul Gallagher serves as Senior Vice President, Secretary and General Counsel of ICMA-RC, Senior Vice President and Secretary of VIA and Secretary of the VP Funds. Gerard P. Maus serves as Treasurer of the VP Funds, Senior Vice President and Chief Financial Officer of ICMA-RC and Treasurer of VIA.

     VIA provides investment advisory services to each of the VP Funds, including the Fund, under Master Investment Advisory Agreements (the "Advisory Agreements") dated January 3, 2005 and March 1, 1999, as amended on December 1, 2000. VIA's advisory services include fund design, establishment of fund investment objectives and strategies, selection and management of subadvisers, performance monitoring, and supervising and directing each fund's investments. Additionally, VIA furnishes periodic reports to the VP Funds' Board regarding the investment strategy and performance of each VP Fund.

     Pursuant to the Advisory Agreements, the VP Funds compensate VIA for these services to the Fund by paying VIA an annual advisory fee assessed against average daily net assets under management of 0.10%. VIA received $621,765 in advisory fees for the fiscal year ended December 31, 2005.

                             SUBADVISORY FEES PAID

     Artisan Partners Limited Partnership and Capital Guardian Trust Company earned $2,213,825 and $1,294,030, respectively in fees for services provided to the Fund for the fiscal year ended December 31, 2005. Neither GlobeFlex nor Walter Scott served as subadviser to the Fund for the most recently ended fiscal year. Had GlobeFlex and Walter Scott also served as investment subadvisers of the Fund for the year ended December 31, 2005 for their respective portion of the Fund as determined in January 2006, each would have earned $463,698 and $1,051,251, respectively, in fees for services provided to the Fund.

                         PAYMENTS TO AFFLIATED BROKERS

     The Fund did not make any payments to an affiliated broker for the fiscal year ended December 31, 2005.

                         RECORD OF BENEFICIAL OWNERSHIP

     As of March 3, 2006, the Fund had 72,493,576 shares outstanding. A majority of the voting shares of the Fund are held, either directly or indirectly through the Vantagepoint Model Portfolio Funds and the Vantagepoint Milestone Funds, by the VantageTrust, a group trust sponsored and maintained by The VantageTrust Company ("Trust Company"). The VantageTrust, 777 North Capitol Street, NE, Washington, D.C. 20002, was established for the purpose of holding and investing the assets of public sector retirement and deferred compensation plans. The Trust Company, a New Hampshire non-depository banking corporation, has the power to vote the shares of the VP Funds directly held by the VantageTrust and has the power to direct the vote of the shares of the Vantagepoint Model Portfolio Funds and the Vantagepoint Milestone Funds under the proxy voting policy adopted by VIA. The Trust Company therefore holds with the power to vote more than 25% of the VP Funds' voting securities and thus under the 1940 Act is considered to "control" the VP Funds. In addition, the Trust Company holds with the power to vote more than 25% of the voting securities of the Fund (see percentages below) and thus under the 1940 Act is considered to "control" the Fund. As a control person of the VP Funds and the Fund, the Trust Company may possess the ability to control the outcome of matters submitted to the vote of shareholders. Both the Trust Company and VIA are wholly owned subsidiaries of ICMA-RC.

     As of March 3, 2006, the VantageTrust held, directly or indirectly, 69,566,184 shares of the Fund or 95.96%. Also, as of March 3, 2006, the directors and executive officers of the VP Funds, both individually and as a group, owned less than 1% of the Fund's outstanding shares.

                              GENERAL INFORMATION

DISTRIBUTOR

     ICMA-RC Services, LLC ("RC Services"), 777 North Capitol Street, NE, Suite 600, Washington, D.C. 20002, serves as the distributor of the VP Funds' shares pursuant to a Distribution Agreement. RC Services is a wholly owned subsidiary of ICMA-RC and an affiliate of VIA. Joan McCallen serves as President of RC Services. The VP Funds did not pay any commissions to RC Services during the fiscal year ended December 31, 2005.

TRANSFER AGENT AND ADMINISTRATOR

     Vantagepoint Transfer Agents, LLC ("VTA"), 777 North Capitol Street, NE, Suite 600, Washington, D.C. 20002, is the designated transfer agent of the VP Funds' shares and, pursuant to a Transfer Agency and Administrative Services Agreement, also provides certain transfer agency and administrative shareholder support services for the VP Funds related to the retirement plans investing in the VP Funds. VTA is a wholly owned subsidiary of ICMA-RC and an affiliate of VIA. Joan McCallen serves as President of VTA. VTA receives fees from the Fund for the services it provides.

     The VP Funds have also entered into an Administration Agreement with Investors Bank & Trust Company ("IBT"), 200 Clarendon Street, Boston, MA 02116, wherein IBT performs certain financial reporting, tax filing and portfolio compliance functions.

                                  HOUSEHOLDING

     Only one copy of this Information Statement may be mailed to households, even if more than one person in a household is a Fund shareholder of record; unless the VP Funds has received instructions to the contrary. If you need additional copies of this Information Statement, please contact the VP Funds toll free at 1-800-669-7400 or in writing at 777 North Capitol Street, NE, Suite 600, Washington, D.C. 20002. If you do not want the mailing of an Information Statement to be combined with those for other members of your household in the future, or if you are receiving multiple copies and would rather receive just one copy for the household, contact the VP Funds in writing at 777 North Capitol Street, NE, Suite 600, Washington, D.C. 20002 or toll free at 1-800-669-7400.

                             FINANCIAL INFORMATION

     Shareholders can obtain a copy of the VP Funds' most recent Annual Report and any Semi-Annual Report following the Annual Report, without charge, by writing the VP Funds at 777 North Capitol Street, NE, Suite 600, Washington, D.C. 20002 or by calling the VP Funds toll free at 1-800-669-7400.

                                   EXHIBIT A

     The principal executive officers of GlobeFlex and their Principal Occupations are set forth below:

---------------------------------------------------------------------------------------------
NAME                              TITLE AND PRINCIPAL OCCUPATION
---------------------------------------------------------------------------------------------
 Marina Marrelli                  Chief Executive Officer and Director of Client
                                  Service/Marketing
---------------------------------------------------------------------------------------------
 Robert Anslow                    Chief Investment Officer
---------------------------------------------------------------------------------------------
 Jennifer O'Connell               Chief Financial Officer
---------------------------------------------------------------------------------------------
 Laima Tumas                      Chief Compliance Officer
---------------------------------------------------------------------------------------------
 Jerre Bridges                    Vice President - Client Services
---------------------------------------------------------------------------------------------
 Medy Papa                        Head of Operations
---------------------------------------------------------------------------------------------

     The principal address for each officer of GlobeFlex is 4365 Executive Drive, Suite 720, San Diego, CA 92121.

     The principal executive officers and directors of Walter Scott and their Principal Occupation are set forth below:

---------------------------------------------------------------------------------------------
NAME                              TITLE AND PRINCIPAL OCCUPATION
---------------------------------------------------------------------------------------------
 Dr. Walter Scott                 Chairman
---------------------------------------------------------------------------------------------
 Alan McFarlane                   Managing Director
---------------------------------------------------------------------------------------------
 Marilyn Harrison                 Director
---------------------------------------------------------------------------------------------
 John Clark                       Director
---------------------------------------------------------------------------------------------
 Dr. Kenneth Lyall                Director
---------------------------------------------------------------------------------------------
 James D. Smith                   Director
---------------------------------------------------------------------------------------------
 Pamela Maxton                    Director
---------------------------------------------------------------------------------------------
 Alistair Lyon-Dean               Chief Compliance Officer, Company Secretary
---------------------------------------------------------------------------------------------
 Sharon Bentley-Hamlyn            Director
---------------------------------------------------------------------------------------------
 Rodger Nisbet                    Director
---------------------------------------------------------------------------------------------

     The principal address for each director and officer of Walter Scott is One Charlotte Square, Edinburgh, Scotland EH2 4DZ.

                                   EXHIBIT B

     Other registered investment companies for which Walter Scott serves as investment adviser/subadviser and that have investment objectives and strategies similar to those of the Fund:

-----------------------------------------------------------------------------------------------------
                                ASSETS UNDER WALTER SCOTT'S
                             MANAGEMENT AS OF DECEMBER 31, 2005
NAME                                       IN $MM                        RATE OF COMPENSATION
-----------------------------------------------------------------------------------------------------
 Guidestone Funds                          $248.6                 First $50 million @ 0.75%
 International Equity Fund*                                       thereafter
                                                                  0.50%
-----------------------------------------------------------------------------------------------------
 BBH International Equity                  $216.2                 First $250 million @ 0.55%
 Fund**                                                           thereafter
                                                                  0.35%
-----------------------------------------------------------------------------------------------------
 Brown Advisory                            $119.1                 First $100 million @ 0.60%
 International Fund                                               thereafter
                                                                  0.50%
-----------------------------------------------------------------------------------------------------
 AXA Enterprise                            $ 78.0                 First $100 million @0.60%
 International Growth                                             thereafter
 Fund                                                             0.50%
-----------------------------------------------------------------------------------------------------

     * This rate was established in 1994 and is no longer offered by Walter
       Scott.

     **The assets of this account are aggregated with the assets of another offshore fund and, as of December 31, 2005, the total assets managed exceed $300 million.